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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

AMENDMENT TO APPLICATION OR REPORT FILED
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 21, 2001

MISSION ENERGY HOLDING COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-68632	95-4867576
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1321 South State College Boulevard, Room 224 Fullerton, California 92831
(Address of Principal Executive Offices) (Zip code)

Registrant's telephone number, including area code (714) 626-4687

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

The undersigned Registrant hereby amends the following items, financial statement, exhibits or other portions of its Current Report on Form 8-K filed January 7, 2002, as set forth in the pages attached hereto:

Item 7. Financial Statements and Exhibits

Items 1 through 6, and 8 through 9 are not included because they are not applicable.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

  (b)
  Pro Forma Financial Information.

  •
  Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2001.

  •
  Unaudited Pro Forma Consolidated Statements of Income (Loss) for the nine months ended September 30, 2001 and the year ended December 31, 2000.

  •
  Notes to the Unaudited Pro Forma Consolidated Financial Statements.

  (c)
  Exhibits. None.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

        The following unaudited pro forma consolidated financial statements reflect the disposition of Ferrybridge and Fiddler's Ferry coal-fired electric generating plants in the United Kingdom to two wholly-owned subsidiaries of American Electric Power on December 21, 2001. In addition, the purchasers acquired other assets and assumed specific liabilities associated with the plants. The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements of Mission Energy Holding Company included in its Form S-4/A filed with the Securities and Exchange Commission on September 27, 2001 and Mission Energy Holding Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2001.

        The following unaudited pro forma consolidated financial statements have been prepared as if the disposition of the power plants had occurred on September 30, 2001, in the case of the pro forma consolidated balance sheet, and as of January 1, 2001 and 2000 for the consolidated pro forma income statements for the nine months ended September 30, 2001 and the year ended December 31, 2000, respectively. Mission Energy Holding Company will account for the disposition as discontinued operations in its Annual Report on Form 10-K for the year ended December 31, 2001 in accordance with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets."

        These unaudited pro forma financial statements should be read in conjunction with the notes thereto. The unaudited pro forma financial statements have been prepared based upon assumptions deemed appropriate by management. The results have been prepared for informational purposes only and do not represent the historical results of operations in accordance with generally accepted accounting principles as reflected in Mission Energy Holding Company's Form S-4/A filed with the Securities and Exchange Commission on September 27, 2001 and Mission Energy Holding Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2001.

MISSION ENERGY HOLDING COMPANY AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2001
(In thousands)

	Mission Energy Holding Company	Pro Forma Adjustments		Pro Forma Consolidated
Assets
Current Assets	$1,824,819	$(214,269)	(A)	$1,610,550
Investments
Energy projects	1,787,144	—		1,787,144
Oil and gas	28,734	—		28,734

Total investments	1,815,878	—		1,815,878

Net Property, Plant and Equipment	8,607,448	(834,210)	(B)	7,773,238
Other Assets	1,451,619	(27,977)	(C)	1,423,642

Total Assets	$13,699,764	$(1,076,456)		$12,623,308

Liabilities and Shareholder's Equity
Current Liabilities	$2,453,594	$(1,021,488)	(D)	$1,432,106
Long-Term Obligations Net of Current Maturities	7,942,299	—		7,942,299
Long-Term Deferred Liabilities	1,859,585	(31,803)	(E)	1,827,782

Total Liabilities	12,255,478	(1,053,291)		11,202,187

Minority Interest	356,720	—		356,720
Preferred Securities of Subsidiaries	243,663	—		243,663
Total Shareholder's Equity (Deficit)	843,903	(23,165)	(F)	820,738

Total Liabilities and Shareholder's Equity	$13,699,764	$(1,076,456)		$12,623,308

MISSION ENERGY HOLDING COMPANY AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME (LOSS)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
(In thousands)

	Mission Energy Holding Company	Pro Forma Adjustments		Pro Forma Consolidated
Operating Revenues
Electric revenues	$2,359,071	$382,266	(G)	$1,976,805
Equity in income from energy projects	288,846	—		288,846
Equity in income from oil and gas investments	42,878	—		42,878
Net gains (losses) from energy trading and price risk management	29,311	(10,033)	(G)	39,344
Operation and maintenance services	38,225	3,120	(G)	35,105

Total operating revenues	2,758,331	375,353		2,382,978

Operating Expenses
Fuel	905,525	203,726	(H)	701,799
Plant operations	700,168	140,232	(H)	559,936
Operation and maintenance services	20,627	—		20,627
Depreciation and amortization	276,078	72,783	(I)	203,295
Long-term incentive compensation	2,718	—		2,718
Asset impairment charges	1,923,574	1,899,089	(J)	24,485
Administrative and general	119,092	—		119,092

Total operating expenses	3,947,782	2,315,830		1,631,952

Operating income (loss)	(1,189,451)	(1,940,477)		751,026

Other Income (Expense)
Interest and other income (expense)	83,964	4,726	(K)	79,238
Interest expense	(530,058)	(67,595)	(L)	(462,463)
Dividends on preferred securities	(17,421)	—		(17,421)

Total other income (expense)	(463,515)	(62,869)		(400,646)

Income (loss) before income taxes	(1,652,966)	(2,003,346)		350,380
Provision (benefit) for income taxes	(608,944)	(769,455)	(M)	160,511
Minority interest	(18,662)	—		(18,662)

Income (Loss) Before Accounting Change	(1,062,684)	(1,233,891)		171,207
Cumulative effect of change in accounting for derivatives, net of tax	20,897	5,751	(N)	15,146

Income (Loss) From Continuing Operations	$(1,041,787)	$(1,228,140)		$186,353

MISSION ENERGY HOLDING COMPANY AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2000
(In thousands)

	Mission Energy Holding Company	Pro Forma Adjustments		Pro Forma Consolidated
Operating Revenues
Electric revenues	$2,951,038	$689,730	(G)	$2,261,308
Equity in income from energy projects	221,819	—		221,819
Equity in income from oil and gas investments	45,057	—		45,057
Net losses from energy trading and price risk management	(17,339)	—		(17,339)
Operation and maintenance services	40,459	2,981	(G)	37,478

Total operating revenues	3,241,034	692,711		2,548,323

Operating Expenses
Fuel	1,081,817	272,798	(H)	809,019
Plant operations	813,198	186,675	(H)	626,523
Operation and maintenance services	28,135	—		28,135
Depreciation and amortization	382,130	100,156	(I)	281,974
Long-term incentive compensation	(55,952)	—		(55,952)
Administrative and general	160,879	—		160,879

Total operating expenses	2,410,207	559,629		1,850,578

Operating income	830,827	133,082		697,745

Other Income (Expense)
Interest and other income (expense)	73,926	17,530	(K)	56,396
Interest expense	(689,397)	(131,034)	(L)	(558,363)
Dividends on preferred securities	(32,075)	—		(32,075)

Total other income (expense)	(647,546)	(113,504)		(534,042)

Income before income taxes	183,281	19,578		163,703
Provision (benefit) for income taxes	72,536	(8,748)	(M)	81,284
Minority interest	(3,183)	—		(3,183)

Income Before Accounting Change	107,562	28,326		79,236
Cumulative effect on prior years of change in accounting for major maintenance costs, net of tax	17,690	(4,115)	(N)	21,805

Income From Continuing Operations	$125,252	$24,211		$101,041

MISSION ENERGY HOLDING COMPANY
NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL STATEMENTS

        The above unaudited pro forma consolidated financial statements reflect Mission Energy Holding Company's results of operations for the year ended December 31, 2000 as included in its Form S-4/A filed with the Securities and Exchange Commission on September 27, 2001, as well as its results of operations for the nine months ended September 30, 2001 and its financial position as of September 30, 2001 as included in its Quarterly Report on Form 10-Q.

(A)
To primarily reflect the cash consideration received in connection with the disposition of the Ferrybridge and Fiddler's Ferry power plants, offset by the cash paid for related transaction costs and cash paid in connection with the repayment of the borrowings outstanding under the existing debt facility related to the acquisition of the power plants. In addition, reflects the sale of inventories to purchasers.

(B)
To reflect the disposition of the Ferrybridge and Fiddler's Ferry power plants.

(C)
To reflect the write-off of unamortized debt issue costs related to the early repayment of the existing debt facility.

(D)
To primarily reflect the repayment of the borrowings outstanding under the existing debt facility related to the acquisition of the power plants with the net proceeds received from the sale of the power plants. In addition, reflects the assumption of specified accounts payable by the purchasers.

(E)
To reflect the assumption of specified other long-term deferred liabilities by the purchasers.

(F)
To primarily reflect the extraordinary loss attributable to the write-off of unamortized debt issue costs partially offset by a gain on disposal of the Ferrybridge and Fiddler's Ferry power plants for the period between October 1, 2001 and December 21, 2001. During the third quarter of 2001, Edison Mission Energy recorded an asset impairment charge of $1.154 billion after-tax in connection with the announced sale of the power plants.

(G)
To reflect the elimination of electric revenues, net losses from price risk management and other services revenues generated from the power plants sold.

(H)
To reflect the elimination of fuel and plant operations costs incurred at the power plants sold.

(I)
Reflects pro forma decrease in depreciation and amortization resulting from the sale of the power plants.

(J)
Reflects asset impairment charge recorded in the third quarter of 2001 to reduce the carrying amount of the power plants to reflect the estimated fair value less the cost to sell and related currency adjustments.

(K)
Reflects pro forma decrease in interest income associated with the decrease in cash.

(L)
Reflects pro forma decrease in interest expense associated with the repayment of long-term debt related to the acquisition of the power plants.

(M)
Reflects the adjustment necessary to eliminate current and deferred income taxes associated with the power plants sold.

(N)
Reflects the cumulative effect of change in accounting directly related to the operations of the power plants sold.

SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 6, 2002	MISSION ENERGY HOLDING COMPANY (Registrant)
	By:	/s/ RAYMOND W. VICKERS Raymond W. Vickers Senior Vice President and General Counsel

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FORM 8-K/A
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
MISSION ENERGY HOLDING COMPANY AND SUBSIDIARIES UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET SEPTEMBER 30, 2001 (In thousands)
MISSION ENERGY HOLDING COMPANY AND SUBSIDIARIES UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME (LOSS) FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001 (In thousands)
MISSION ENERGY HOLDING COMPANY AND SUBSIDIARIES UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2000 (In thousands)
MISSION ENERGY HOLDING COMPANY NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
SIGNATURE